Exhibit 24

SPECIFIC POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, John J. Whyte, do make, constitute and appoint Donald P. Cawley, Executive Vice President and Chief Accounting Officer of Commonwealth Telephone Enterprises, Inc., as my true and lawful attorney for me and in my name:

1. I authorize said attorney in fact to specifically execute in my name and on my behalf the Commonwealth Telephone Enterprises, Inc. Form 10-K for the fiscal year ended December 31, 2006, and to file said form with the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of the date hereof, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

3. I give said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

IN WITNESS WHEREOF, I hereunto set my hand and seal this 1st day of February 2007.

Witness:

/s/ Lillian Smith	/s/ John J. Whyte
John J. Whyte

SPECIFIC POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, John R. Birk, do make, constitute and appoint Donald P. Cawley, Executive Vice President and Chief Accounting Officer of Commonwealth Telephone Enterprises, Inc., as my true and lawful attorney for me and in my name:

1. I authorize said attorney in fact to specifically execute in my name and on my behalf the Commonwealth Telephone Enterprises, Inc. Form 10-K for the fiscal year ended December 31, 2006, and to file said form with the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of the date hereof, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

3. I give said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

IN WITNESS WHEREOF, I hereunto set my hand and seal this 1st day of February 2007.

Witness:

/s/ Lesley T. Cassis	/s/ John R. Birk
John R. Birk

SPECIFIC POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Walter Scott, Jr., do make, constitute and appoint Donald P. Cawley, Executive Vice President and Chief Accounting Officer of Commonwealth Telephone Enterprises, Inc., as my true and lawful attorney for me and in my name:

1. I authorize said attorney in fact to specifically execute in my name and on my behalf the Commonwealth Telephone Enterprises, Inc. Form 10-K for the fiscal year ended December 31, 2006, and to file said form with the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of the date hereof, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

3. I give said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

IN WITNESS WHEREOF, I hereunto set my hand and seal this 1st day of February 2007.

Witness:

/s/ Raymond B. Ostroski	/s/ Walter Scott Jr.
Walter Scott Jr.

SPECIFIC POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Eugene Roth, Esquire, do make, constitute and appoint Donald P. Cawley, Executive Vice President and Chief Accounting Officer of Commonwealth Telephone Enterprises, Inc., as my true and lawful attorney for me and in my name:

1. I authorize said attorney in fact to specifically execute in my name and on my behalf the Commonwealth Telephone Enterprises, Inc. Form 10-K for the fiscal year ended December 31, 2006, and to file said form with the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of the date hereof, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

3. I give said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

IN WITNESS WHEREOF, I hereunto set my hand and seal this 1st day of February 2007.

Witness:

/s/ Raymond B. Ostroski	/s/ Eugene Roth Esq.
Eugene Roth, Esquire

SPECIFIC POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, David C. Mitchell, do make, constitute and appoint Donald P. Cawley, Executive Vice President and Chief Accounting Officer of Commonwealth Telephone Enterprises, Inc., as my true and lawful attorney for me and in my name:

1. I authorize said attorney in fact to specifically execute in my name and on my behalf the Commonwealth Telephone Enterprises, Inc. Form 10-K for the fiscal year ended December 31, 2006, and to file said form with the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of the date hereof, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

3. I give said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

IN WITNESS WHEREOF, I hereunto set my hand and seal this 1st day of February 2007.

Witness:

/s/ Raymond B. Ostroski	/s/ David C. Mitchell
David C. Mitchell

SPECIFIC POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Michael J. Mahoney, do make, constitute and appoint Donald P. Cawley, Executive Vice President and Chief Accounting Officer of Commonwealth Telephone Enterprises, Inc., as my true and lawful attorney for me and in my name:

1. I authorize said attorney in fact to specifically execute in my name and on my behalf the Commonwealth Telephone Enterprises, Inc. Form 10-K for the fiscal year ended December 31, 2006, and to file said form with the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of the date hereof, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

3. I give said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

IN WITNESS WHEREOF, I hereunto set my hand and seal this 1st day of February 2007.

Witness:

/s/ Raymond B. Ostroski	/s/ Michael J. Mahoney
Michael J. Mahoney

SPECIFIC POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Richard R. Jaros, do make, constitute and appoint Donald P. Cawley, Executive Vice President and Chief Accounting Officer of Commonwealth Telephone Enterprises, Inc., as my true and lawful attorney for me and in my name:

1. I authorize said attorney in fact to specifically execute in my name and on my behalf the Commonwealth Telephone Enterprises, Inc. Form 10-K for the fiscal year ended December 31, 2006, and to file said form with the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of the date hereof, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

3. I give said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

IN WITNESS WHEREOF, I hereunto set my hand and seal this 1st day of February 2007.

Witness:

/s/ Raymond B. Ostroski	/s/ Richard R. Jaros
Richard R. Jaros

SPECIFIC POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, James Q. Crowe, do make, constitute and appoint Donald P. Cawley, Executive Vice President and Chief Accounting Officer of Commonwealth Telephone Enterprises, Inc., as my true and lawful attorney for me and in my name:

1. I authorize said attorney in fact to specifically execute in my name and on my behalf the Commonwealth Telephone Enterprises, Inc. Form 10-K for the fiscal year ended December 31, 2006, and to file said form with the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of the date hereof, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

3. I give said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

IN WITNESS WHEREOF, I hereunto set my hand and seal this 1st day of February 2007.

Witness:

/s/ Raymond B. Ostroski	/s/ James Q. Crowe
James Q. Crowe